UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 24, 2023

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, Synaptics Incorporated (the “Company,” “we” or “us”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on October 24, 2023. At the Annual Meeting, our stockholders approved an amendment and restatement of our Amended and Restated 2019 Equity and Incentive Compensation Plan that provides for an increase of 900,000 shares of our common stock authorized for issuance thereunder (as amended and restated, the “2019 Plan”). Our named executive officers are eligible to participate in the 2019 Plan. Our Board of Directors approved the 2019 Plan on July 25, 2023, subject to stockholder approval at the Annual Meeting. A summary of the material terms of the 2019 Plan is set forth under the caption “Proposal Five: Approval of the Amended and Restated 2019 Equity and Incentive Compensation Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on September 5, 2023. That summary and the above description of the 2019 Plan do not purport to be complete and are qualified in their entirety by reference to the 2019 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the Annual Meeting on October 24, 2023, our stockholders approved an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) to declassify the Board beginning with the 2024 annual meeting of stockholders and certain other changes. The Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware and became effective on October 25, 2023.

The Amended and Restated Certificate provides for the annual election of all directors, phased-in over a three-year period. Directors elected at our 2024 annual meeting of stockholders and at each subsequent annual meeting will be elected to one-year terms (until the first annual meeting of stockholders next following the director’s election and until the director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification, or removal). As a result, our Board will be fully declassified following our 2026 annual meeting of stockholders, with each director on our Board being elected annually for one-year terms beginning at the 2025 annual meeting of stockholders. The Amended and Restated Certificate does not change the current number of directors or the Board’s authority to fill any Board vacancies on account of newly created directorships resulting from any increase in the number of directors or resulting from a director’s death, resignation, disqualification, or removal. Directors who currently have multiple-year terms will continue to serve those terms until they expire and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Any director elected by the Board to fill a vacant or new directorship would serve until the first annual meeting of stockholders next following such director’s election and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

The Amended and Restated Certificate also includes certain technical and other administrative changes that do not substantively affect stockholder rights, including removing the original incorporator, eliminating the reference to the Board’s ability to remove directors for cause, renumbering the articles and other immaterial changes.

The above summary of the Amended and Restated Certificate does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a), (b) On October 24, 2023, we held our Annual Meeting. On the record date of August 30, 2023, there were 39,033,441 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the beginning of the Annual Meeting, in person or by proxy, was 36,134,435 or approximately 92.57% of the outstanding shares. At the meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following Class 3 directors, each to serve until our Annual Meeting of Stockholders in 2026 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Nelson Chan	29,682,540	2,641,038	24,256	3,786,601
Susan Hardman	26,455,443	5,870,594	21,797	3,786,601

Proposal Two: Advisory Approval of the Compensation of our Named Executive Officers. Our stockholders adopted a non-binding, advisory resolution approving the compensation of our named executive officers for fiscal year 2023.

For	Against	Abstain	Broker Non-Votes
17,495,069	14,810,068	42,697	3,786,601

Proposal Three: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers. Our stockholders indicated a preference to hold advisory votes on the compensation of our named executive officers every year.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
30,085,692	1,192,452	1,036,733	32,957	3,786,601

Proposal Four: Ratification of the Appointment of Independent Auditor. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending June 29, 2024.

For	Against	Abstain	Broker Non-Votes
34,768,483	1,333,341	32,611	—

Proposal Five: Approval of the Amended and Restated 2019 Equity and Incentive Compensation Plan. Our stockholders voted to approve the 2019 Plan.

For	Against	Abstain	Broker Non-Votes
31,008,106	1,307,735	31,993	3,786,601

Proposal Six: Approval of the Amendment and Restatement of our Certificate of Incorporation to Declassify our Board and Make Certain Other Changes. Our stockholders voted to approve the Amended and Restated Certificate.

For	Against	Abstain	Broker Non-Votes
32,259,862	61,369	26,603	3,786,601

(d) Consistent with the stockholder vote at the Annual Meeting on Proposal Three, where a majority of stockholder votes cast indicated a preference to hold advisory votes on the compensation of our named executive officers every year, on October 24, 2023, following the Annual Meeting, the Company’s Board of Directors determined that the Company will hold a stockholder advisory vote on our named executive officers’ compensation in its proxy materials every year until the next stockholder vote on the frequency of future advisory votes on the compensation of our named executive officers.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Synaptics Incorporated Amended and Restated Certificate of Incorporation

10.1	Synaptics Incorporated Amended and Restated 2019 Equity and Incentive Compensation Plan, effective October 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: October 26, 2023	By:	/s/ Dean Butler
Dean Butler
Senior Vice President & Chief Financial Officer